SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

December 19, 2002
(Date of earliest event reported)

SYBASE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19395 (Commission File Number)	94-2951005 (I.R.S. Employer Identification Number)

One Sybase Drive
Dublin, CA 94568
(925) 236-5000
(Address including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE

ITEM 5. OTHER EVENTS

     On December 19, 2002, Sybase, Inc., a Delaware corporation (“Sybase”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Seurat Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Sybase (“Merger Sub”), and AvantGo, Inc., a Delaware corporation (“AvantGo”). Pursuant to the Merger Agreement, Merger Sub will merge with and into AvantGo, and AvantGo will survive as a wholly owned subsidiary of Sybase (the “Merger”). The Merger is conditioned upon, among other things, approval by the AvantGo stockholders.

     The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Sybase Inc., Seurat Acquisition Corporation and AvantGo, Inc. dated as of December 19, 2002.

(*)	Incorporated by reference from Exhibit 1 to the Registrant’s Schedule 13D filed with the Securities and Exchange Commission on December 30, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date: January 3, 2003	By:	/s/ Daniel R. Carl
	Name:	Daniel R. Carl
	Title:	Vice President, General Counsel and Secretary